EXHIBIT 99.3

Adveco Group, Inc.

Proforma Combined Financial Statements

September 30, 2018

F-1

Contents	Page

Proforma Combined Balance Sheet	F-3

Proforma Combined Statement of Operations and Comprehensive Loss	F-4

Notes to Financial Statements	F-5 to F-7

F-2

Adveco Group Inc. (“ADVV”)

Proforma Combined Balance Sheet

At September 30, 2018

	ADVV	STGI	Adjustments	Combined
Assets
Current assets
Cash and cash equivalents	$-	15,902	-	$15,902
Accounts receivable	-	3,234	-	3,234
Other receivables and other current assets	-	23,946	-	23,946
Inventory	-	679,567	-	679,567
Advances and prepayments to suppliers	-	140,800	-	140,800
Prepaid expenses, taxes	-	141,267	-	141,267
Related party receivable	-	18,784	-	18,784
Total current assets	-	1,023,500	-	1,023,500

Non-current assets

Property, plant and equipment, net	-	866,205	-	866,205
Construction in progress, net	-	4,097,861	-	4,097,861
Intangible assets	-	2,408,072	-	2,408,072
Deposits	-	4,361	-	4,361
Total Assets	$-	8,399,999	-	$8,399,999

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities
Short term bank loans	-	290,731	-	290,731
Accounts payable	-	933,267	-	933,267
Taxes payable	4,000	31,548	-	31,548
Accrued liabilities and other payables	1,402	107,271	-	107,271
Customer deposits	-	17,716	-	17,716
Related party payable	56,568	15,952,252	(15,921,032)	87,788
Total current liabilities	61,970	17,332,785	(15,921,032)	1,473,723

Total Liabilities	$61,970	17,332,785	(15,921,032)	$1,473,723

Stockholders’ Equity
Common stock (2,000,000,000 shares authorized, 434,568,548 issued and outstanding at September 30, 2018)	6,506	-	427,569	434,074
Registered capital	-	3,268,862	(3,268,862)	-
Additional paid in capital	28,597	-	18,762,325	18,790,922
Accumulated deficit	(97,072)	(12,494,728)	-	(12,591,800)
Accumulated other comprehensive (loss) income	-	293,080	-	293,080
Total Stockholders’ (Deficit) Equity	(61,970)	(8,932,786)	15,921,032	(8,994,756)

Total Liabilities and Stockholders’ Equity	$-	8,399,999	-	$8,399,999

See accompanying notes to the financial statements

F-3

Adveco Group Inc. (“ADVV”)

Proforma Combined Statement of Operations and Comprehensive Loss

For the nine months ended September 30, 2018

	ADVV	STGI	Adjustments	Combined

Net revenues	$-	$818,242	$-	$818,242
Cost of revenues	-	655,459	-	655,459
Gross profit	-	162,783	-	162,783

Operating expenses:
Selling and marketing expenses	-	330,576	-	330,576
General and administrative expenses	54,466	2,963,147	-	3,017,613
Total operating expenses	54,466	3,293,723	-	3,348,189

Operating loss	(54,466)	(3,130,940)	-	(3,185,406)

Other income (expenses):
Interest income	-	26	-	26
Interest expense	-	(38,188)	-	(38,188)
Other income	-	468	-	468
Other expenses	-	(186,755)	-	(186,755)
Total other income and (expenses)	-	(224,449)	-	(224,449)

Earnings before tax	(54,466)	(3,355,389)	-	(3,409,855)

Income tax	-	-	-	-

Net loss	$(54,466)	$(3,355,389)	$-	$(3,409,855)

Other comprehensive income:
Foreign currency translation loss	-	280,680	-	280,680

Comprehensive loss	$(54,466)	$(3,074,709)	-	(3,129,175)

Loss per share
Basic and diluted earnings per share				$(0.01)
Basic and diluted weighted average shares outstanding				434,073,648

See accompanying notes to the financial statements

F-4

Adveco Group Inc. (“ADVV”)

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

ADVECO GROUP INC. (“the Company”) was incorporated under the laws of the State of Nevada, U.S. on September 20, 2016. The Company did not have operations that generated revenues and positive cash flows; however, the Company’s management has been reviewing investment opportunities.

On March 22, 2018, the Company filed a Certificate of Amendment with the State of Nevada to increase its authorized shares to 2,000,000,000.

On May 9, 2018, the Company entered into share exchange agreement by and among Sunny Taste Group Inc. (“STGI”) and its shareholders: 1.) Cheung Wa, 2.) Chen Hao Development Co., Ltd. and 3.) Shengjie Development Co., Ltd. whereby the Company newly issued 427,568,548 shares of its common stock in exchange for all the outstanding shares in STGI. This transaction has been accounted for a reverse takeover transaction and a recapitalization of the Company whereby the Company, the legal acquirer, is the accounting acquiree, and STGI, the legal acquiree, is the accounting acquirer.

Sunny Taste Group Inc. (“STGI”) is a limited company incorporated in the British Virgin Islands on August 24, 2017. The Company is an investment holding company. Its primary business activities are conducted through its wholly owned subsidiaries in the Hubei province in the People’s Republic of China (“PRC”). The Company primarily grows and sells a variety of agricultural products to local customers.

Sunny Taste International Development Co., Ltd. (“STID”) is a limited company incorporated in the British Virgin Islands on August 24, 2017. It is wholly owned subsidiary of STGI.

Sunny Taste (Hong Kong) Co., Limited (“STHK”) was incorporated on September 2, 2016 in Hong Kong with limited liability. It is a wholly owned subsidiary of STID.

On November 1, 2017 Jingmen Wingspread Agriculture Company Limited (“JWAC”) was incorporated as wholly owned foreign entity in the PRC. It is a wholly owned subsidiary of STHK.

Hubei Chenyuhui Agriculture Technology Company Limited (“HCAT”) was incorporated on October 30, 2012. It was acquired by JWAC on or about March 30, 2018; accordingly, HCAT became a wholly owned subsidiary of JWAC.

On April 28, 2017, HCAT registered Hubei Hongxintai Agriculture Company Limited. (“HHXT”) as a branch office.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These proforma combined financial statements, accompanying notes, and related disclosures have been prepared on an as-if basis assuming that the reverse takeover transaction between the Company and STGI has been in effect since the beginning of the period present in the results of operations by combining the historical financial statements of the entities and eliminating any intercompany balances. Goodwill would not be recognized in this transaction, and the carrying values of the Company and STGI are their respective historical values. Actual results combined results may have differed from those presented herein.

These financial statements have been prepared using the accrual basis of accounting in accordance with the generally accepted accounting principles ("GAAP") in the United States. The Company’s fiscal year end is December 31 and the financial statements are presented in US dollars

F-5

Basis of proforma combined financial statements

These proforma combined financial statements include the accounts of the Company and the entities listed below. All intercompany accounts and transactions have been eliminated.

Entity Name	Incorporation Date	Entity Owned By	Nature of Operations	Country of Incorporation
Sunny Taste Group Inc.	August 24, 2017	STGI	Investment Holding	BVI
Sunny Taste International Development Co., Ltd.	August 24, 2017	STID	Investment holding	BVI
Sunny Taste (Hong Kong) Co., Ltd.	September 2, 2017	STHK	Investment holding	Hong Kong
Jingmen Widepsread Agriculture Company Limited	November 1, 2017	JWAC	Investment holding	PRC
Hubei Chenyuhui Agriculture Technology Company Limited	March 30, 2018	HCAT	Cultivation of agriculture products	PRC
Hubei Hongxintai Agriculture Company Limited	April 28, 2017	HHXT	Cultivation of agriculture products	PRC

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results may materially differ from these estimates.

Foreign currency translation and re-measurement

The Company translates its foreign operations to the U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The reporting currency for the Company and its subsidiaries is the US dollar. The Company, STGI, and STID’s functional currency is the U.S. Dollar; STHK use the Hong Kong Dollar (“HKD”); JWAC, HCAT, and HHXT use the Chinese Renminbi (“RMB”) as their functional currency.

The Company's subsidiaries, whose records are not maintained in that company's functional currency, re-measure their records into their functional currency as follows:

•	Monetary assets and liabilities at exchange rates in effect at the end of each period
•	Nonmonetary assets and liabilities at historical rates
•	Revenue and expense items at the average rate of exchange prevailing during the period

Gains and losses from these re-measurements were not significant and have been included in the Company's results of operations.

F-6

The Company's subsidiaries, whose functional currency is not the U.S. dollar, translate their records into the U.S. dollar as follows:

•	Assets and liabilities at the rate of exchange in effect at the balance sheet date
•	Equities at the historical rate
•	Revenue and expense items at the average rate of exchange prevailing during the period

Adjustments arising from such translations are included in accumulated other comprehensive income in shareholders’ equity.

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US Dollars at the rates used in translation.

NOTE 3 – PROFORMA ADJUSTMENTS

Entry No.	Description	Dr.	Cr.
1	Registered capital	3,268,862
	Additional paid in capital		2,841,293
	Common stock		427,569

	Issuance of shares under share exchange agreement and recapitalization of the Company

2	Related party payable	15,921,032
	Additional paid in capital		15,921,032

	Conversion of related party debt due to Cheung Wa is forgiven as part of reverse-take-over transaction

NOTE 4 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going-concern basis. The going-concern basis assumes that assets are realized, and liabilities are settled in the ordinary course of business at amounts disclosed in the financial statements. The Company’s ability to continue as a going concern depends upon its ability to market and sell its products to generate positive operating cash flows. For the nine months ended September 30, 2018, the combined Company recognized net loss of $3,409,855. As of September 30, 2018, the combined Company had an accumulated deficit of approximately $12,591,800 and a working capital deficit of $450,223. These conditions raise a substantial doubt as to whether the Company may continue as a going concern.

In an effort to improve its financial position, the Company is working to obtain new working capital through the sales of equity or debt securities for cash to fund operations and to expand. The Company also relies on related parties to provided financing and management services at costs that may not be indicative of the prevailing market rates for such services.

If the Company is not able to generate positive operating cash flows, raise additional capital, and retain the services of certain related parties, it may become insolvent.

F-7